                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2004
                                                        ------------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                     13-1784308
          --------                    ------                     ----------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY              10595
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               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 30, 2004, the registrant entered into a settlement agreement with the United States Government, on behalf of the Department of Defense of the
United States (the "DOD"), in connection with the settlement of the investigation conducted by the Department of Justice of the United States with respect to RFI Corporation ("RFI"), a subsidiary of the registrant (the
"Settlement Agreement"). A copy of the Settlement Agreement is attached hereto as EXHIBIT 99.01 and incorporated herein by reference. The following summary of the Settlement Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement. The terms of the Settlement Agreement provide that (i) the registrant agrees to pay fines and restitution to the U.S. Government of $5.0 million and (ii) RFI will enter a criminal guilty plea to a single count conspiracy charge.

ITEM 8.01.   OTHER EVENTS

     On October 4, 2004, the registrant issued a press release announcing that the registrant entered into the Settlement Agreement and that it has signed a non-binding letter of intent with a financial buyer for the sale of RFI, signed a non-binding letter of intent with a financial buyer for the sale of the registrant's Medical Systems Group and completed the sale of the registrant's
High Voltage Power business.

     For additional information, reference is made to the press release attached hereto as EXHIBIT 99.02.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Businesses Acquired.

             Not Applicable

      (b)    Pro Forma Financial Information.

             Not Applicable

      (c)    Exhibits.

             99.01     Settlement Agreement between the registrant, RFI and the
                       DOD dated September 30, 2004.

             99.02     Press release dated October 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.
                                             -----------------------------
                                                     (Registrant)

Date:  October 4, 2004
                                             By: /s/ Mark A. Koch
                                                --------------------------------
                                                Mark A. Koch
                                                Principal Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

99.01                              Settlement Agreement between the registrant,
                                   RFI and the DOD dated September 30, 2004.

99.02                              Press release dated October 4, 2004.